UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 17, 2017
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
225 Water Street, Suite 1400
Jacksonville, Florida 32202
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

ITEM 7.01.	REGULATION FD DISCLOSURE
On March 17, 2017, Rayonier Inc. (the “Company”) issued a press release announcing the pricing of an underwritten public offering (the “Offering”) of 5,000,000 shares of the Company’s common shares, no par value (the “Common Shares”), at a price to the public of $27.75 per share, pursuant to an effective shelf registration statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto (File No. 333-203733), previously filed with the Securities and Exchange Commission. In connection with the Offering, the Company has also granted the underwriters a 30-day option to purchase up to an additional 750,000 Common Shares from the Company. A copy of the press release announcing the pricing of the Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. This information, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit No.	Exhibit Description
99.1	Press release dated March 17, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK MCHUGH
Mark McHugh
Senior Vice President and Chief Financial Officer
March 17, 2017

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Press release dated March 17, 2017	Furnished herewith.

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